Supplement dated July 28, 2017 to the following:

Premier Accumulation Life® Prospectus dated May 1, 2007 as supplemented
Accumulation Life® Prospectus dated April 30, 1998 as supplemented

The investment advisor for the Portfolios under the Pioneer Variable Contracts Trust has changed. Accordingly, any reference to Pioneer Investment Management, Inc. in the above referenced prospectuses is replaced with Amundi Pioneer Asset Management, Inc.